Exhibit 10.2

MAXPOINT INTERACTIVE, INC. 2010 EQUITY INCENTIVE PLAN

1.             Establishment, Objectives and Duration

1.1          Establishment of the Plan.  MaxPoint Interactive, Inc., a Delaware corporation, has adopted this “MaxPoint Interactive, Inc. 2010 Equity Incentive Plan”.  Capitalized terms will have the meanings given to them in Article 2.  The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, and Restricted Stock.

1.2          Objectives of the Plan.  The Plan’s purposes are to optimize the profitability and growth of the Company through long-term incentives that are consistent with the Company’s objectives and that link Participants’ interests to those of the Company’s stockholders; to give Participants an incentive for excellence in individual performance; to promote teamwork among Participants; and to give the Company a significant advantage in attracting and retaining key employees, directors and consultants.

1.3          Effective Date

(a)           The Plan will be effective January 12, 2010.  The Plan must be approved by the Company’s stockholders within 12 months before or after the date the plan is adopted.  Any Options granted to stockholders that are exercised prior to stockholder approval must be rescinded if stockholder approval is not obtained in the manner described in the preceding sentence.  The Board may make Awards and issue Shares under the Plan at any time after the Plan’s Effective Date.

(b)           Options must be granted within 10 years from the Effective Date or the date the Plan is approved by the stockholders, whichever is earlier.

2.             Definitions

Whenever used in the Plan, the following terms have the meanings set forth below, and when the meaning is intended, the initial letter of the word will be capitalized:

“Advisor” means a consultant, advisor or other independent service provider to any of the Company Parties.

“Affiliate” means any corporation that is a parent or subsidiary corporation (as Code Sections 424(e) and (f) define those terms) with respect to the Company.

“Award” means, individually or collectively, a grant under this Plan to a Participant of Nonqualified Stock Options, Incentive Stock Options, or Restricted Stock.

“Award Agreement” means an agreement entered into between the Company and a Participant setting forth the terms and provisions applicable to an Award or Awards granted to the Participant.

“Board” or “Board of Directors” means the Board of Directors of the Company.

“Cause” means a Participant (i) willfully breaches significant and material duties he or she is required to perform; (ii) commits a material act of fraud, dishonesty, misrepresentation or other act of moral turpitude; (iii) is convicted of a felony or another crime which is materially injurious to the reputation of the Company; (iv) exhibits gross negligence in the course of his or her employment; (v) is ordered removed by a regulatory or other governmental agency pursuant to applicable law; or (vi) makes unauthorized disclosure of the Company’s confidential or proprietary information.

“Change in Control” means either (a) any acquisition, in one transaction or a series of related transactions, of the Company by means of merger or other form of corporate reorganization in which all or substantially all of the outstanding shares of the Company are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring entity, its subsidiary or its direct or indirect parent; (b) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons of the Company’s securities if the holders of all of the outstanding voting securities of the Company immediately prior to such closing would hold less than 50% of the outstanding voting securities of the Company (or the surviving or acquiring entity) immediately following such closing or (c) a sale, transfer or other disposition of all or substantially all of the assets of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means, as specified in Article 3, a Committee the Board may appoint to administer the Plan.

“Common Stock” means the Company’s common stock, par value $0.0001.

“Company” means MaxPoint Interactive, Inc., a Delaware corporation, and any successor thereto as provided in Article 13.

“Company Parties” means, collectively and without duplication, the Company and any of its Affiliates.

“Designated Beneficiary” means the Person or Persons the Participant designates in a signed writing, filed with the Company, as the beneficiary of any amounts or benefits the Participant owns or is to receive under the Plan.  If the Participant has not designated a beneficiary under the Plan, or if the Participant’s Designated Beneficiary is not living on the relevant date hereunder, the Company will treat the Participant’s estate as the Designated Beneficiary.

“Director” means any individual who is a member of the board of directors of the Company.

“Disability” will have the meaning set forth in any employment, consulting, or other agreement between any of the Company Parties and the Participant which agreement shall be determinative.  Only if there is no employment, consulting, or other agreement between any of the Company Parties and the Participant, or if such agreement does not define “Disability,” then “Disability” will mean (i) any permanent physical or mental incapacity or disability rendering the Participant unable or unfit to perform effectively the duties and obligations of the Participant’s Service, or (ii) any illness, accident, injury, physical or mental incapacity or other disability, which condition is expected to be permanent or long-lasting and has rendered the

Participant unable or unfit to perform effectively the duties and obligations of the Participant’s Service for a period of at least 180 days in any twelve-consecutive month period (in either case, as determined in the good faith judgment of the Board).

“Disqualifying Disposition” shall have the meaning set forth in Section 8.10.

“Drag-Along Notice” shall have the meaning set forth in Section 8.7.

“Drag-Along Right” shall have the meaning set forth in Section 8.7.

“Effective Date” means January 12, 2010.

“Employee” means a person employed by the Company or an Affiliate in a common law employee-employer relationship.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

“Exercise Price” means the price at which a Participant may purchase a Share pursuant to an Option.

“Fair Market Value” means, as it relates to Common Stock, as of the relevant date: (i) after a Public Offering, the closing price of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed, or if there were no sales on such date, on the next preceding day on which there were sales, or if such Common Stock is not listed on a national securities exchange, the last reported bid price in the over-the-counter market; or (ii) before a Public Offering, the Board shall determine Fair Market Value in good faith on the basis of such considerations as the Board deems important and consistent with Section 260.140.50 of Title 10 of the California Code of Regulations and Sections 409A and 422 of the Code (to the extent applicable).

“Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 that the Board designates as an Incentive Stock Option, and that is intended to meet the requirements of Code Section 422.

“Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 that is not intended to meet the requirements of Code Section 422.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

“Owned Shares” means Shares that a Participant has acquired through the exercise of an Option or the vesting of Restricted Stock, in accordance with Article 6 or 7, and the terms of any Award Agreement.

“Participant” means a Person whom the Board has selected to receive an Award under the Plan, pursuant to Section 5.2, or who has an outstanding Award granted under the Plan.

“Person” means any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization and any governmental entity or any department, agency or political subdivision thereof.

“Plan” means the MaxPoint Interactive, Inc. 2010 Equity Incentive Plan, as set forth in this document, as from time to time amended.

“Public Offering” means any sale of the Company’s common stock pursuant to an effective registration statement under the Securities Act of 1933, as amended from time to time, or any successor act thereto, filed with the Securities and Exchange Commission; provided that the following shall not be considered a public offering: (i) any issuance of common equity securities by the Company as consideration for a merger or acquisition, (ii) any issuance of common securities to employees, directors or consultants of any of the Company or any of its Affiliates as part of an incentive or compensation plan, (iii) any issuance of common equity securities as part of a unit with debt or preferred stock or any similar structure in which the common equity securities are being offered primarily as a means of enhancing the Company’s ability to sell the debt or preferred stock and (iv) the issuance of common stock by the Company upon conversion of any preferred stock of the Company.

“Repurchase Notice” shall have the meaning set forth in Section 7.5.

“Repurchase Right” shall have the meaning set forth in Section 7.5.

“Restricted Period” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or the occurrence of other events as the Board determines, in its discretion), and/or the Restricted Stock is not vested.

“Restricted Stock” means a contingent grant of Shares awarded to a Participant pursuant to Article 7.

“Retirement” means termination of Service on or after reaching the age established by the Company as the normal retirement age in any unexpired employment, consulting or other agreement between the Participant and the Company and/or an Affiliate, or, if different, a qualified retirement plan sponsored by the Company.

“Right of First Refusal” shall have the meaning set forth in Section 8.3.

“Securities Act” means the Securities Act of 1933, as amended from time to time,

“Service” means the provision of services in the capacity of (i) an employee of the Company or an Affiliate, (ii) a non-employee member of the Company’s Board or the board of directors of an Affiliate, or (iii) a consultant or other independent advisor to the Company or an Affiliate.

“Shares” means the shares of the Company’s Common Stock.

“Ten Percent Owner” means any person who owns securities possessing more than 10% of the total combined voting power, as defined in Section 194.5 of the California Corporations Code, of all classes of securities of the Company or any Affiliate.

“Transfer Notice” shall have the meaning set forth in Section 8.3.

3.             Administration

3.1          Plan Administration.  The Plan will be administered by the Board or by a Committee that the Board designates for this purpose.  If the Board designates a Committee to administer this Plan, the Board will appoint the Committee members, from time to time, and the Committee members will serve at the Board’s discretion.  The Committee will act by a majority of its members at the time in office and eligible to vote on any particular matter, and Committee action may be taken either by a vote at a meeting or in writing without a meeting.

3.2          Authority of the Board.  Except as limited by law and subject to the provisions of this Plan, the Board will have full power to:  (i) select eligible Persons to participate in the Plan; (ii) determine the sizes and types of Awards; (iii) determine the terms and conditions of Awards in a manner consistent with the Plan; (iv) construe and interpret the Plan and any agreement or instrument entered into under the Plan; (v) establish, amend or waive rules and regulations for the Plan’s administration; and (vi) subject to the provisions of Article 12, amend the Plan or the terms and conditions of any outstanding Award to the extent the terms are within the Board’s discretion under in the Plan.  Further, the Board will make all other determinations that may be necessary or advisable to administer the Plan.  As permitted by law and consistent with Section 3.1, the Board may delegate some or all of its authority under the Plan.

3.3          Decisions Binding.  All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan will be final, conclusive and binding on all Persons, including, without limitation, the Company, its stockholders, all Affiliates, employees, Participants and their estates and beneficiaries.

4.             Shares Subject to the Plan and Maximum Awards

4.1          Number of Shares Available for Grants.  Subject to adjustment as provided in Section 4.3, the total number of Shares that may be subject to Awards under the Plan is Nine Million Seventy Five Thousand Seven Hundred Thirty Six (9,075,736) and this total number of Shares shall in no event exceed thirty (30) percent of the outstanding securities of the Company on an as-converted basis unless approved by at least two-thirds of the outstanding securities entitled to vote.  The number of Shares delivered in satisfaction of Awards shall for purposes of the preceding sentence be determined net of any Shares withheld by the Company in payment of the exercise price of an Award or in satisfaction of any tax withholding obligations with respect to an Award.  The limit set forth in this Section 4.1 shall be construed to comply with Section 422 of the Code.

4.2          Lapsed Awards.  If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason, any Shares subject to the Award will again be available for the grant of an Award under the Plan.

4.3          Adjustments in Authorized Shares.  If the Shares, as currently constituted, are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether because of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise, but not including a Public Offering or other capital infusion from any source) or if the number of Shares is increased through the payment of a stock dividend, provision shall be made so that the Participants shall thereafter be entitled to receive upon vesting of the such Shares, the number of Shares, to which a Participant would have been entitled on such merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares or payment of stock dividend.  If there is any other change in the number or kind of the outstanding Shares, of any stock or other securities into which the outstanding Shares have been changed, or for which they have been exchanged, the Board, in its sole discretion, may adjust any Award already granted, having due regard for the qualification of ISOs under Section 422 of the Code and the requirements of Section 409A of the Code, where applicable.

Fractional Shares resulting from any adjustment in Awards pursuant to this section may be settled in cash or otherwise as the Board determines.  The Company will give notice of any adjustment to each Participant who holds an Award that has been adjusted and the adjustment (whether or not such notice is given) will be effective and binding for all Plan purposes.

5.             Eligibility and Participation

5.1          Eligibility.  The following Persons are eligible to receive Awards under this Plan:

(a)           any Employee;

(b)           any Advisor; and

(c)           any non-employee Director.

5.2          Actual Participation.  The Board will determine, within the limits set forth below, those eligible Persons to whom it will grant Awards.  Each eligible Person whom the Board has selected to receive an Award will become a Participant in the Plan upon execution of an Award Agreement.

6.                                      Stock Options

6.1          Grant of Options.  Subject to the terms and provisions of the Plan, the Board may grant (i) Incentive Stock Options to any Employee, and (ii) Nonqualified Stock Options to any Employee, Advisor or non-employee Director, in the number, and upon the terms, and at any time and from time to time, as the Board determines and sets forth in the Award Agreement.

6.2          Award Agreement.  Each Option grant will be evidenced by an Award Agreement that specifies the duration of the Option, the number of Shares to which the Option pertains, the manner, time, and rate of exercise and/or vesting of the Option, and such other provisions as the Board determines and sets forth in the Award Agreement.  The Award Agreement will also specify whether the Option is intended to be an ISO or an NQSO.

6.3          Exercise Price.  Each Option grant and Award Agreement will specify the Exercise Price for each Share subject to an Option, which the Board will determine and which must be greater than or equal to (and not less than) the Fair Market Value of a Share on the date the Option is granted.

6.4          Duration of Options.  Each Option will expire at the time determined by the Board at the time of grant and set forth in the Award Agreement, but no later than 120 months after the date of its grant.

6.5          Exercise of Options.  Options will become vested and exercisable at such times and be subject to such restrictions and conditions as the Board in each instance approves and sets forth in each Award Agreement.  Without limiting the foregoing, the Board may at any time accelerate the vesting or exercisability of an Option, regardless of any adverse or potentially adverse tax consequences that result from such acceleration.  The Board, in any NQSO Award Agreement, may provide that a Participant may exercise Options before the Options become vested; provided that upon the Participant’s termination of Service, the Participant will forfeit any Shares attributable to the exercise of any Options that were not vested at the time of such termination of Service.   Restrictions and conditions on the exercise of an Option need not be the same for each Award or for each Participant; provided that each Participant shall be required upon exercise to become a party to the Voting Agreement dated as of January 12, 2010, by and among the Company, the holders of the Company’s Series A Preferred Stock, the holders of the Company’s Series B Preferred Stock and certain other parties.

6.6          Payment.  The holder of an Option may exercise the Option only by delivering a written notice of exercise to the Company setting forth the number of Shares as to which the Option is to be exercised, together with full payment at the Exercise Price for the Shares as to which the Option is exercised and any withholding tax relating to the exercise of the Option.

The Exercise Price and any related withholding taxes will be payable to the Company in full either:  (a) in cash, or its equivalent, in United States dollars; (b) if permitted in the governing Award Agreement, by tendering Shares the Participant (i) owns and (ii) duly endorses for transfer to the Company, (c) in any combination of cash, certified or cashier’s check and Shares described in clause (b); or (d) by any other means the Board determines to be consistent with the Plan’s purposes and applicable law.

6.7          Restrictions on Share Transferability.  The Board may impose such restrictions on any Shares acquired through exercise of an Option as it deems necessary or advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to the Shares.

6.8          Termination of Service.  Each Option Award Agreement will set forth the extent to which the Participant has the right to exercise an Option after his or her termination of Service.  These terms will be determined by the Board in its sole discretion, need not be uniform among all Options, and may reflect, without limitation, distinctions based on the reasons for termination of Service; provided that all Award Agreements provide for a period of at least 30 days after termination of Service within which the Participant has the right to exercise any vested Options.  If the Participant’s termination of Service is caused by death or Disability, the Participant or Participant’s Designated Beneficiary will have a period of at least six (6) months after termination within which to exercise any Options.  Notwithstanding the two preceding sentences, in no event shall an Option be exercisable following the expiration of its original term.

6.9          Nontransferability of Options.  Except as otherwise provided in a Participant’s Award Agreement, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution or to a revocable trust.  Further, except as otherwise provided in a Participant’s Award Agreement, all Options will be exercisable during the Participant’s lifetime only by the Participant or his or her guardian or legal representative.  The Board may, in its discretion, require a Participant’s guardian or legal representative to supply it with the evidence the Board deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.

6.10        Incentive Stock Options.  Notwithstanding any other provision of this Article 6, the following special provisions shall apply to any award of Incentive Stock Options:

(a)           The Board may award Incentive Stock Options only to Employees.

(b)           To the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options.

(c)           If the Employee to whom the Incentive Stock Option is granted is a Ten Percent Owner of the Company, then: (A) the exercise Price for each Share subject to an Option will be at least one hundred ten percent (110%) of the Fair Market Value of the Share on the Award Date; and (B) the Option will expire upon the earlier of (i) the time specified by the Board in the Award Agreement, or (ii) the fifth anniversary of the date of grant.

(d)           Notwithstanding Section 6.8, an Incentive Stock Option, to the extent exercisable, must be exercised, if at all, within three months after the Participant’s Termination of Service for a reason other than death or Disability and within twelve months after the Participant’s Termination of Service for death or Disability, but in no event later than the expiration of the original term of such Option.

7.             Restricted Stock

7.1          Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Board may, at any time and from time to time, grant Restricted Stock to Employees, Advisors, and/or non-employee Directors in such amounts as it determines and sets forth in the Award Agreement.

7.2          Award Agreement.  Each Restricted Stock grant will be evidenced by an Award Agreement that specifies the Restricted Periods, the number of Shares granted, the purchase price, if any, and such other provisions as the Board determines and sets forth in the Award Agreement.  Without limiting the foregoing, the Board may at any time accelerate the vesting of Restricted Stock, regardless of any adverse or potentially adverse tax consequences result from such acceleration.

7.3          Nontransferability.  The Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, until the end of the applicable Restricted Period as specified in the Award Agreement, or upon earlier satisfaction of any other conditions specified by the Board in its sole discretion and set forth in the Award Agreement.  All rights with respect to Restricted Stock will be available during the Participant’s lifetime only to the Participant or the Participant’s guardian or legal representative.  The Board may, in its discretion, require a Participant’s guardian or legal representative to supply it with evidence the Board deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.

7.4          Other Restrictions.  The Board may impose such other conditions and/or restrictions on any Restricted Stock as it deems advisable and sets forth in the applicable Award Agreement including, without limitation, restrictions based upon the achievement of specific performance objectives (Company-wide, business unit, and/or individual), time-based restrictions on vesting following the attainment of the performance objectives, and/or restrictions under applicable federal or state securities laws.  The Board may provide that restrictions established under this Section 7.4 as to any given Award will lapse all at once or in installments.

The Company shall retain the certificates representing Shares of Restricted Stock in its possession until all conditions and/or restrictions applicable to the Shares have been satisfied.

7.5        Repurchase Right.  With respect to any Restricted Stock issued upon an “early exercise” of an Option, the Company shall have the right (the “Repurchase Right”), exercisable by written notice (the “Repurchase Notice”) to the Participant at any time within ninety (90) days after the date of termination of the Participant’s employment, to purchase all of the Participant’s unvested Restricted Stock.  If the Company exercises its Repurchase Right, the purchase price payable by the Company will be the lesser of the Share’s Fair Market Value on the date of the Repurchase Notice or the amount paid by the Participant for such Share, which purchase price may be $0.  Any other unvested Restricted Stock shall terminate with no consideration due to a Participant upon termination of the Participant’s employment.

7.6          Payment of Awards.  Except as otherwise provided in Articles 7 and 8, Restricted Stock that becomes Owned Shares will be transferable by the Participant after the last day of the applicable Restricted Period.

7.7          Voting Rights.  The applicable Award Agreement may (but is not required to) specify that Participants holding Shares of Restricted Stock may exercise any voting rights that apply to those Shares during the Restricted Period.

7.8          Dividends and Other Distributions. The applicable Award Agreement may specify that Participants awarded Shares of Restricted Stock hereunder will be credited with regular cash dividends, if any, paid on those Shares during the Restricted Period.  Dividends may be paid currently, accrued as contingent cash obligations, or converted into additional Shares of Restricted Stock, upon such terms as the Board establishes.  The Board may apply any restrictions it deems advisable to the crediting and payment of dividends and other distributions.

7.9          Termination of Service.  Each Award Agreement will set forth the extent to which the Participant has the right to retain Restricted Stock after his or her termination of Service with the Company or an Affiliate.  These terms will be determined by the Board in its sole discretion, need not be uniform among all Awards of Restricted Stock, and may reflect, without limitation, distinctions based on the reasons for termination of Service.

7.10        Section 83(b) Election.  The Participant will indicate to the Company whether the Participant intends to make a Section 83(b) election with respect to the Restricted Stock.

8.             Purchase and Sales Rights.

The provisions of this Article 8, except for Sections 8.1 and 8.5, shall terminate upon the completion of a Public Offering.

8.1          Transferability of Award.  Except as permitted by this Article 8 or with the prior written consent of the Company, a Participant may not sell, transfer, pledge, assign or otherwise alienate or hypothecate any Award.  If a Participant sells, transfers, pledges, assigns or otherwise alienates or hypothecates the Award in breach of this Section 8.1, the Company will not be required to transfer the Award on its books or to treat any such transferee as owner of the Award.

8.2          Transferability of Shares Acquired Upon Exercise of Option or Vesting of Restricted Stock.  Except as permitted by this Article 8 or with the prior written consent of the Company, a Participant may not sell, transfer, pledge, assign or otherwise alienate or hypothecate any Owned Shares.  If a Participant sells, transfers, pledges, assigns or otherwise alienates or hypothecates any Owned Shares in breach of this Section 8.2, the Company will not be required to transfer such Owned Shares on its books or to treat any such transferee as owner of such Owned Shares, to accord the right to vote as such owner or to pay dividends to any such transferee.

8.3        Company’s Right of First Refusal.  In the event the Participant receives a bona fide offer to sell, pledge or otherwise transfer to a third party any Owned Shares acquired under the Plan, or any interest in such Shares, the Company shall have the “Right of First Refusal” with respect to all of such Shares.  If the Participant wishes to transfer Owned Shares acquired under the Plan, he or she must give written notice (“Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee.  The Transfer Notice shall be signed both by the Participant and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares, subject to the Company’s Right of First Refusal.

The Company and its assignees shall have the right (but not the obligation) to purchase all of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a Notice of Exercise of the Right of First Refusal within 30 days after the date that the Company receives the Transfer Notice.  The Company’s rights with respect to the Right of First Refusal shall be freely assignable, in whole or in part.

If the Company (or its assignee) fails to exercise its Right of First Refusal within 30 days after the date that it received the Transfer Notice, the Participant may, not later than one month (or such longer period as required under California law) following the date the Company receives the Transfer Notice, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice; provided that the transferee acknowledges in writing that such transferee remains bound by this Right of First Refusal with respect to any subsequent transfer of such Shares, as described in the last paragraph of this Section 8.3.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Participant, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in this Section.  If the Company (or its assignee) exercises its Right of First Refusal, the Participant and the Company (or its assignee) shall consummate the sale of the Shares on the terms set forth in the Transfer Notice.

The Company’s Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

The Company’s Right of First Refusal shall terminate upon a Public Offering.

8.4          Delivery of Owned Shares to the Company.  Within ten (10) days after the Company’s exercise of its Right of First Refusal, the Participant (or the Participant’s guardian, legal representative or Designated Beneficiary) shall deliver to the Company all certificates representing the Participant’s Owned Shares with appropriate executed stock transfers conveying, representing and warranting good title to the Company for the Participant’s Owned Shares in compliance with the terms of the Plan and free and clear of all liens, encumbrances or claims of any third party.

8.5          Payment of Purchase Price to Participant.  The purchase price of the Participant’s Owned Shares as determined pursuant to Section 8.3 shall be payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any outstanding indebtedness owed by the Participant to the Company, or a combination thereof.

8.6          Participant’s Rights Upon Change in Control.  Upon a Change in Control, the Participant shall be given an opportunity to exercise any vested and unexercised Option prior to the consummation of the Change in Control and participate in such transaction as a holder of Common Stock.  The Company shall have the discretion to provide for the termination, assumption, substitution, or cash-out of any outstanding Award as of the effective date of the Change in Control; provided that, the Award will not be so terminated (without the consent of the Participant) before the expiration of ten (10) days following the date on which the Company provided written notice of the Change in Control.  If the Change in Control is structured as a (i) merger or consolidation, the Participant will waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation, or (ii) sale of Shares, the Participant will agree to sell all of his Owned Shares and any vested Option on the terms and conditions approved by the Company and comparable to the terms applicable (including, without limitation, the execution of documents) to the Company’s other holders of Common Stock.  The Participant will take all actions that the Company considers necessary or desirable in connection with the consummation of the Change in Control.  Notwithstanding any of the foregoing, the Company shall not take any action with respect to an Award or portion thereof providing for “nonqualified deferred compensation” subject to Section 409A of the Code that would constitute an extension, acceleration, or other modification of, payment terms if such change would be inconsistent with the applicable requirements of Section 409A of the Code.

8.7          Company’s Drag-Along Rights.  Upon a Change in Control, the Company will have the right (the “Drag-Along Right”), but not the obligation, to cause the Participant to (i) exercise any vested and unexercised Option, and (ii) tender for purchase any or all Owned Shares (including any Common Stock acquired pursuant to clause (i) of this sentence), in the same proportion, for the same consideration, at the same price and on the same terms and conditions as apply to the Company’s other holders of Common Stock.  The Drag-Along Right shall apply to the Participant’s vested Option and Owned Shares.  If the Company elects to exercise the Drag-Along Right, it will notify the Participant in writing (the “Drag-Along Notice”).  Such Drag-Along Notice will set forth the name and address of the proposed purchaser, the proposed amount and form of consideration and other terms and conditions of transfer offered by the proposed purchaser, the number of Owned Shares proposed to be purchased by such purchaser, and a calculation of the purchase price applicable to the Participant.  Upon the receipt of a Drag-Along Notice, the Participant will be obligated to transfer its Owned Shares free and clear of any encumbrances to the proposed purchaser on the terms and for the price set forth in the Drag-Along Notice.  The Company’s Drag-Along Right shall terminate upon the Company’s initial public offering.

8.8          Legend.  Each certificate evidencing Owned Shares and each certificate issued in exchange for or upon the transfer of any Owned Shares before a Public Offering will be stamped or otherwise imprinted with such legend as the Company requires (including, without limitation, legends noting the restrictions contained in this Article 8).

8.9          Disqualifying Disposition.  The Participant must notify the Company of any disposition of any Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions) (any such circumstance, a “Disqualifying Disposition”), within 10 days of such Disqualifying Disposition.

9.             Beneficiary Designation

Each Participant may, from time to time, name any Designated Beneficiary (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case the Participant should die before receiving any or all of his or her Plan benefits.  Each beneficiary designation will revoke all prior designations by the same Participant, must be in a form prescribed by the Company, and must be made during the Participant’s lifetime.  If a Designated Beneficiary predeceases the Participant or no beneficiary has been designated, benefits remaining unpaid at the Participant’s death will be paid to the Participant’s estate or other entity described in the Participant’s Award Agreement.

10.          Rights of Participants

10.1        Service.  Nothing in the Plan will interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s Service at any time, or confer upon any Participant any right to continue in the Service of the Company or any Affiliate or any rights as a stockholder except as to Owned Awards.

10.2        Participation.  No Employee, Advisor, Director or Participant will have the right to receive an Award under this Plan, or, having received any Award, to receive a future Award.

10.3        Financial Reports.  Each year the Company shall furnish to Participants, its annual balance sheet and income statement, unless such Participants are key employees whose duties with the Company assure them access to equivalent information.  Such balance sheet and income statement need not be audited.

11.          Amendment, Modification and Termination

11.1        Amendment, Modification and Termination.   The Board may at any time and from time to time, alter, amend, modify or terminate the Plan in whole or in part.  Subject to the terms and conditions of the Plan, the Board may modify, extend or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not already exercised) and grant new Awards in substitution of them (to the extent not already exercised).  Notwithstanding the foregoing, no modification of an Award will, without the prior written consent of the Participant, materially impair any rights or obligations under any Award already granted under the Plan unless the Board expressly reserved the right to do so at the time of the Award.

11.2        Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  In recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3) affecting the Company or its financial statements, or in recognition of changes in applicable laws, regulations, or accounting principles, and, whenever the Board determines that adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Board may, using reasonable care, adjust the terms and conditions of, and the criteria included in, Awards. Notwithstanding the foregoing, no modification of an Award will, without the prior written consent of the Participant, materially impair any rights or obligations under any Award already granted under the Plan.

12.          Withholding

12.1        Tax Withholding.  The Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount (either in cash or Shares, at the Company’s discretion) sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising under this Plan.

12.2        Share Withholding.  With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, the Company may, but need not, satisfy the minimum withholding requirement for supplemental wages, in whole or in part, by withholding Shares having a Fair Market Value (determined on the date the Participant recognizes taxable income on the Award) equal to the minimum amount of withholding tax required to be collected on the transaction.  The Participant may elect, subject to the approval of the Board, to deliver the necessary funds to satisfy the withholding obligation to the Company, in which case there will be no reduction in the Shares otherwise distributable to the Participant.

13.          Successors

All obligations of the Company under the Plan or any Award Agreement will be binding on any successor to the Company resulting from a Change in Control.

14.          Legal Construction

14.1        Number.  Except where otherwise indicated by the context, any plural term used in this Plan includes the singular and a singular term includes the plural.

14.2        Severability.  If any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.

14.3        Requirements of Law.  The granting of Awards and the issuance of Share and/or cash payouts under the Plan will be subject to all applicable laws, rules, and regulations (including, without limitation, Section 25102(o) of the California Corporations Code) and to any approvals by governmental agencies or national securities exchanges as may be required.

14.4        Securities Law Compliance.  As to any individual who is, on the relevant date, an officer, director or ten percent beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act, or any successor rule.  To the extent any provision of the Plan or action by the Board fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

14.5        Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, the Participant’s rights are no greater than those of a general creditor of the Company.  The Board may authorize the establishment of trusts or other arrangements to meet the obligations created under the Plan, so long as the arrangement does not cause the Plan to lose its legal status as an unfunded plan.

14.6        Non-U.S. Based Person.  Notwithstanding any other provision of the Plan to the contrary, the Board may make Awards to Persons who are not citizens or residents of the United States on such terms and conditions different from those specified in the Plan as may, in the Board’s judgment, be necessary or desirable to foster and promote achievement of the Plan’s purposes.  In furtherance of such purposes, the Board may make such modifications, amendments, procedures and subplans as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company operates or has employees.

14.7.       Other Benefits.  No Award granted under the Plan shall be considered compensation for purposes of computing benefits under any Retirement plan of the Company or an Affiliate, nor affect any benefits or compensation under any other benefit or compensation plan of the Company or an Affiliate, now or subsequently in effect.

14.8.       Compliance With Code Section 409A.  Any provision of the Plan that becomes subject to Code Section 409A, will be interpreted and applied consistent with that Section and the applicable Treasury Regulations.

14.9        Governing Law.  To the extent not preempted by federal law, the Plan and all agreements hereunder will be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, without giving effect to its conflict of laws principles.  Participants, the Company, and Affiliates each submit and consent to the jurisdiction of the courts in the State of Delaware including the Federal Courts located therein, should Federal jurisdiction requirements exist in any action brought to enforce (or otherwise relating to) this Plan or an Award Agreement.

14.10      Limitation of Liability.  Notwithstanding anything to the contrary in the Plan, neither the Company, nor any Affiliate, nor the Board, nor any person acting on behalf of the Company, any Affiliate, or the Board, shall be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Award by reason of any acceleration of income, or any additional tax, asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999; provided, that nothing in this Section 11(b) shall limit the ability of the Board or the Company to provide by separate express written agreement with a Participant for a gross-up payment or other payment in connection with any such tax or additional tax.

NONQUALIFIED STOCK OPTION AGREEMENT
UNDER
MAXPOINT INTERACTIVE, INC. 2010 EQUITY INCENTIVE PLAN

This NONQUALIFIED STOCK OPTION AGREEMENT (“Agreement”) is entered into by and between MaxPoint Interactive, Inc. (the “Company”) and                                    (the “Participant”) in connection with the stock option granted to the Participant on      [insert date Board/Committee granted the option]      (the “Grant Date”).  Any term capitalized but not defined in this Agreement will have the meaning set forth in the MaxPoint Interactive, Inc. 2010 Equity Incentive Plan (the “Plan”).

1.                                      Option Grant.  In accordance with the terms of the Plan, and subject to the terms and conditions of this Agreement, the Company hereby grants to the Participant an option to purchase all or any part of an aggregate of                  Shares of the Company’s Common Stock (the “Option”).  The Participant may exercise the Option only after it has become vested in accordance with Section 4.

The Option is not intended to be an Incentive Stock Option within the meaning of Code Section 422 and the Plan and shall be deemed and treated as a Nonqualified Stock Option.

2.                                      Exercise Price.  The Exercise Price will be $             per Share, which is no less than the Fair Market Value of a Share on the Grant Date.

3.                                      Payment of Exercise Price.  The Participant must pay the Exercise Price in United States dollars, in cash or by personal check payable to the order of the Company, at the time of purchase.  Alternatively, the Participant may pay the Exercise Price, or any part of it, with: (i) Shares owned by the Participant with a Fair Market Value equal to the Exercise Price being duly endorsed for transfer to the Company free and clear of any encumbrance; or (ii) any combination of cash, personal check and Shares meeting the requirements of clause (i) above.

(a)           If the Company has a withholding obligation upon the Participant’s exercise of the Option, the Participant must satisfy this obligation by paying the amount of required withholding to the Company.  The Company may, in its discretion, withhold from the Shares delivered or from other amounts payable to the Participant, the minimum amount of funds required to cover all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise of the Option.

Shares used to satisfy the Exercise Price and/or any minimum required withholding tax will be valued at their Fair Market Value as determined by the Board as of the date of exercise.

(b)           The Company will issue no Shares pursuant to the Option before the Participant has: (i) paid the Exercise Price and, if applicable, the withholding obligation, in full and (ii) satisfied all conditions and/or restrictions applicable to the Options or Shares.

4.             Term, Vesting and Exercise of the Option.

(a)           The Option will expire 120 months from the Grant Date (the “Expiration Date”).

(b)           The Option will vest and become exercisable in installments as follows:  twenty-five percent (25%) of the Option will vest on the first anniversary of the    [insert vesting commencement date]    (the “Vesting Commencement Date”), if the Participant has remained in Service continuously until that date, and 1/48th of the Option will vest each month thereafter on the same day of the month as the Vesting Commencement Date (if the Participant has remained in Service continuously until the applicable date), so that the Option will be one hundred percent (100%) fully vested on the fourth anniversary of the Vesting Commencement Date.

(c)           After the Option has vested, and while it is exercisable, the Participant (or, in the event of the Participant’s death, the Participant’s estate) may exercise the Option in whole or in part by written notice to the Company in the form of the attached Option Exercise Form indicating the number of Shares being purchased.  The Participant (or, in the event of the Participant’s death, the Participant’s estate) must sign the Option Exercise Form.  Full payment of the Exercise Price must accompany the Option Exercise Form plus, if applicable, any required withholding tax.  Further, the Participant shall be required upon exercise to become a party to the Voting Agreement, dated as of January 12, 2010, by and among the Company, the holders of the Company’s Series A Preferred Stock, the holders of the Company’s Series B Preferred Stock and certain other parties (the “Voting Agreement”).  Notwithstanding the foregoing, the Option may not be exercised for fewer than 100 Shares at any one time or, if fewer than 100 Shares remain, all the then-remaining Shares. An Option must be exercised as to a whole number of Shares.

5.                                      Termination of Service.

(a)           Disability or Death.  If the Participant terminates Service through Disability or death, (i) the Participant (or in the case of his or her death, the Participant’s estate) may exercise the vested portion of the Option within the six-month period following the termination, and (ii) the Participant will forfeit the Option to the extent that it was not vested and exercisable on the date of the termination.

(b)           Voluntary Termination.  If the Participant voluntarily terminates Service for any reason other than Disability or death, and provided that such Participant has not engaged in behavior that would result in a termination by the Company for Cause, the Participant (or, in the case of his or her subsequent death, the Participant’s estate), (i) may, within the ninety day period following the termination, exercise the Option to the extent that it was vested and exercisable on the date of the termination and (ii) will forfeit

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the Option to the extent that it was not vested and exercisable on the date of the termination.  Termination shall be for Cause if the Participant:  (i) willfully breaches significant and material duties he or she is required to perform; (ii) commits a material act of fraud, dishonesty, misrepresentation or other act of moral turpitude; (iii) is convicted of a felony or another crime which is materially injurious to the reputation of the Company; (iv) exhibits gross negligence in the course of his or her employment; (v) is ordered removed by a regulatory or other governmental agency pursuant to applicable law; or (vi) makes unauthorized disclosure of the Company’s confidential or proprietary information.

(c)           Involuntary Termination.  If the Company terminates the Participant’s Service other than for Disability, death, or Cause (as defined above), the Participant (or, in the case of his or her subsequent death, the Participant’s estate): (i) may, within the ninety day period following the termination, exercise the Option to the extent that it was vested and exercisable on the date of the termination and (ii) will forfeit the Option to the extent that it was not vested and exercisable on the date of the termination.

In no event may the Option be exercised after the Expiration Date.

6.                                      Transferability of Option and Shares Acquired Upon Exercise of Option.  Except in the case of a Participant’s death by will or by the laws of descent and distribution, the Participant may not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Option or any Owned Shares.  If the Participant sells, transfers, pledges, assigns or otherwise alienates or hypothecates the Option or Owned Shares in breach of this Section 6, the Company will not be required to transfer the Option or Owned Shares on its books or to treat any such transferee as owner of the Option or Owned Shares.

The Participant represents and warrants to the Company that he or she will notify the Company in writing no later than 10 days following any sale of Owned Shares acquired upon exercise of the Option.

7.                                      Company’s Right of First Refusal and Drag-Along Right.  Under the terms of the Plan, the Company has the right upon receipt of a Transfer Notice to exercise its Right of First Refusal and purchase from the Participant all of the Owned Shares described in the  Transfer Notice.  Upon a Change in Control, the Company has the right to cause the Participant to exercise any vested and unexercised Option and to tender any and all Owned Shares for purchase.  The Participant hereby agrees to be bound by all provisions of the Plan including without limitation the Right of First Refusal and Drag-Along Right in Article 8 thereof.

8.                                      Company’s Right to Purchase upon Involuntary Transfer.  In the event of any transfer by operation of law or other involuntary transfer of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the Fair Market Value of the Shares on the date of transfer (as determined by the Company).  Upon such a transfer, the Participant shall promptly notify the Company of such transfer.  The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice from the Participant.

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9.                                      Securities Law Requirements.  If at any time the Board determines that exercising the Option or issuing Shares would violate applicable securities laws, the Option will not be exercisable, and the Company will not be required to issue Shares.  The Board may declare any provision of this Agreement or action of its own null and void, if it determines the provision or action fails to comply with applicable securities laws.  As a condition to exercise, the Company may require the Participant to make written representations it deems necessary or desirable to comply with applicable securities laws.

10.                               Investment and Taxation Representations.  In connection with the purchase of the Shares, Participant represents to the Company the following:

(a)           Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.  Participant is purchasing the Shares for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933 or under any applicable provision of state law.  Participant does not have any present intention to transfer the Shares to any other person or entity.

(b)           Participant understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.

(c)           Participant further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Participant further acknowledges and understands that the Company is under no obligation to register the securities.

(d)           Participant is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.  Participant understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions.  Notwithstanding this paragraph (d), Participant acknowledges and agrees to the restrictions set forth in paragraph (e) below.

(e)           Participant further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons

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proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f)            Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares.  Participant represents that Participant has consulted any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

11.          Restrictive Legends and Stop-Transfer Orders.

(a)           Any certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(b)           The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Participant or other transferee to whom such Shares shall have been so transferred.

(c)           Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

12.                              Representations and Warranties.  The Participant represents and warrants to the Company that the Participant has received a copy of the Plan and this Agreement, has read and

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understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions in all respects.

13.                               Market Stand-Off.  In connection with any underwritten Public Offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Participant shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters.  Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters.  In no event, however, shall such period exceed 180 days.  The Market Stand-Off limitation of this Section 13 shall also apply to any new, substituted, or additional securities, which are distributed with respect to any Shares subject to the Option as a result of a stock dividend, spin-off, stock split or similar transaction affecting the Company’s outstanding securities without receipt of consideration.  The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 13.

14.                               No Obligation to Exercise Option.  Neither the Participant nor his or her transferee is or will be obligated by the grant of the Option to exercise it.

15.                               No Limitation on Rights of the Company.  The grant of the Option does not and will not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

16.                               Plan and Agreement Not a Contract of Employment or Service.  Neither the Plan nor this Agreement is a contract of employment or Service, and no terms of the Participant’s employment or Service will be affected in any way by the Plan, this Agreement or related instruments, except to the extent specifically expressed therein.  Neither the Plan nor this Agreement will be construed as conferring any legal rights of the Participant to continue to be employed or remain in Service, nor will it interfere with any Company Party’s right to discharge the Participant or to deal with the Participant regardless of the existence of the Plan, this Agreement or the Option.

17.                               Participant to Have No Rights as a Stockholder.  Before the date as of which the Participant is recorded on the books of the Company as the holder of any Shares underlying the Option, the Participant will have no rights as a stockholder with respect to such Shares.

18.                               Notice.  Any notice or other communication required or permitted under this Agreement must be in writing and must be delivered personally, sent by certified, registered or express mail, or sent by overnight courier, at the sender’s expense.  Notice will be deemed given when delivered personally or, if mailed, three days after the date of deposit in the United States mail or, if sent by overnight courier, on the regular business day following the date sent.  Notice to the Company should be sent to MaxPoint Interactive,

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Inc., 351 Wellesley Trade Lane, Suite 202, Cary, North Carolina, 27519, Attention: Chief Executive Officer.  Notice to the Participant should be sent to the address set forth on the signature page below.  Either party may change the Person and/or address to whom the other party must give notice under this section by giving the other party written notice of such change, in accordance with the procedures described above.

19.                               Successors.  All obligations of the Company under this Agreement will be binding on and  inure to the benefit of any assignee of or any successor to the Company, whether the existence of the successor results from a Change in Control or otherwise.

20.                               Governing Law.  To the extent not preempted by federal law, this Agreement will be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, without giving effect to its conflict of laws principles.

21.                               Plan Document Controls.  The rights granted under this Agreement are in all respects subject to the provisions set forth in the Plan to the same extent and with the same effect as if set forth fully in this Agreement.  If the terms of this Agreement conflict with the terms of the Plan document, the Plan document will control.

22.                               Amendment of the Agreement.  The Company and the Participant may amend this Agreement only by a written instrument signed by both parties.

23.                               Counterparts.  This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

*          *          *

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IN WITNESS WHEREOF, the Company and the Participant have duly executed this Agreement as of the date first written above.

MAXPOINT INTERACTIVE, INC.

(Participant’s Signature)
By:
Its:	Participant’s Name and Address for notices

SIGNATURE PAGE TO NONQUALIFIED STOCK OPTION AGREEMENT

OPTION EXERCISE FORM

The undersigned holder of an option to purchase shares of MaxPoint Interactive, Inc. Common Stock pursuant to a Nonqualified Stock Option Agreement dated as of the Grant Date under the MaxPoint Interactive, Inc. 2010 Equity Incentive Plan hereby exercises his/her Option to purchase                          of such shares, at the Option price of $               per share, in accordance with the terms and conditions of such Option Agreement.

I hereby agree to be bound by all of the provisions of, and to execute any Stockholders Agreement, Voting Agreement, or any related document required by the Company attached hereto as Exhibit A.

Date of Exercise

Signature of Person Exercising Option

Please type or print legibly your name, as you want it to appear on your stock certificate and your address in the space provided below.

Name:

Address:

(Street)

(City)	(State)	(Zip Code)

Please return this completed form to:

Exhibit A

Voting Agreement

INCENTIVE STOCK OPTION AGREEMENT
UNDER
MAXPOINT INTERACTIVE, INC. 2010 EQUITY INCENTIVE PLAN

This INCENTIVE STOCK OPTION AGREEMENT (“Agreement”) is entered into by and between MaxPoint Interactive, Inc. (the “Company”) and                                    (the “Participant”) in connection with the stock option granted to the Participant on      [insert date Board/Committee granted the option]      (the “Grant Date”).  Any term capitalized but not defined in this Agreement will have the meaning set forth in the MaxPoint Interactive, Inc. 2010 Equity Incentive Plan (the “Plan”).

1.                                      Option Grant.  In accordance with the terms of the Plan, and subject to the terms and conditions of this Agreement, the Company hereby grants to the Participant an option to purchase all or any part of an aggregate of                  Shares of the Company’s Common Stock (the “Option”).  The Participant may exercise the Option only after it has become vested in accordance with Section 4.

The Option is intended to be an Incentive Stock Option within the meaning of Code Section 422 and the Plan. To the extent all or part of the Option would cause the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during a calendar year (under all plans of the Company and its Affiliates) to exceed $100,000, that portion of the Option shall be deemed a Nonqualified Stock Option

2.                                      Exercise Price.  The Exercise Price will be $             per Share, which is no less than the Fair Market Value of a Share on the Grant Date.

3.                                      Payment of Exercise Price.  The Participant must pay the Exercise Price in United States dollars, in cash or by personal check payable to the order of the Company, at the time of purchase.  Alternatively, the Participant may pay the Exercise Price, or any part of it, with: (i) Shares owned by the Participant with a Fair Market Value equal to the Exercise Price being duly endorsed for transfer to the Company free and clear of any encumbrance; or (ii) any combination of cash, personal check and Shares meeting the requirements of clause (i) above.

(a)           If the Company has a withholding obligation upon the Participant’s exercise of the Option, the Participant must satisfy this obligation by paying the amount of required withholding to the Company.  The Company may, in its discretion, withhold from the Shares delivered or from other amounts payable to the Participant, the minimum amount of funds required to cover all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise of the Option.

Shares used to satisfy the Exercise Price and/or any minimum required withholding tax will be valued at their Fair Market Value as determined by the Board as of the date of exercise.

(b)           The Company will issue no Shares pursuant to the Option before the Participant has: (i) paid the Exercise Price and, if applicable, the withholding obligation, in full and (ii) satisfied all conditions and/or restrictions applicable to the Options or Shares.

4.             Term, Vesting and Exercise of the Option.

(a)           The Option will expire 120 months from the Grant Date (the “Expiration Date”).

(b)           The Option will vest and become exercisable in installments as follows:  twenty-five percent (25%) of the Option will vest on the first anniversary of the    [insert vesting commencement date]    (the “Vesting Commencement Date”), if the Participant has remained in Service continuously until that date, and 1/48th of the Option will vest each month thereafter on the same day of the month as the Vesting Commencement Date (if the Participant has remained in Service continuously until the applicable date), so that the Option will be one hundred percent (100%) fully vested on the fourth anniversary of the Vesting Commencement Date.

(c)           After the Option has vested, and while it is exercisable, the Participant (or, in the event of the Participant’s death, the Participant’s estate) may exercise the Option in whole or in part by written notice to the Company in the form of the attached Option Exercise Form indicating the number of Shares being purchased.  The Participant (or, in the event of the Participant’s death, the Participant’s estate) must sign the Option Exercise Form.  Full payment of the Exercise Price must accompany the Option Exercise Form plus, if applicable, any required withholding tax.  Further, the Participant shall be required upon exercise to become a party to the Voting Agreement, dated as of January 12, 2010, by and among the Company, the holders of the Company’s Series A Preferred Stock, the holders of the Company’s Series B Preferred Stock and certain other parties (the “Voting Agreement”).  Notwithstanding the foregoing, the Option may not be exercised for fewer than 100 Shares at any one time or, if fewer than 100 Shares remain, all the then-remaining Shares. An Option must be exercised as to a whole number of Shares.

5.                                      Termination of Service.

(a)           Disability or Death.  If the Participant terminates Service through Disability or death, (i) the Participant (or in the case of his or her death, the Participant’s estate) may exercise the vested portion of the Option within the six-month period following the termination, and (ii) the Participant will forfeit the Option to the extent that it was not vested and exercisable on the date of the termination.

(b)           Voluntary Termination.  If the Participant voluntarily terminates Service for any reason other than Disability or death, and provided that such Participant has not engaged in behavior that would result in a termination by the Company for Cause, the Participant (or, in the case of his or her subsequent death, the Participant’s estate), (i) may, within the ninety day period following the termination, exercise the Option to the extent that it was vested and exercisable on the date of the termination and (ii) will forfeit

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the Option to the extent that it was not vested and exercisable on the date of the termination.  Termination shall be for Cause if the Participant:  (i) willfully breaches significant and material duties he or she is required to perform; (ii) commits a material act of fraud, dishonesty, misrepresentation or other act of moral turpitude; (iii) is convicted of a felony or another crime which is materially injurious to the reputation of the Company; (iv) exhibits gross negligence in the course of his or her employment; (v) is ordered removed by a regulatory or other governmental agency pursuant to applicable law; or (vi) makes unauthorized disclosure of the Company’s confidential or proprietary information.

(c)           Involuntary Termination.  If the Company terminates the Participant’s Service other than for Disability, death, or Cause (as defined above), the Participant (or, in the case of his or her subsequent death, the Participant’s estate): (i) may, within the ninety day period following the termination, exercise the Option to the extent that it was vested and exercisable on the date of the termination and (ii) will forfeit the Option to the extent that it was not vested and exercisable on the date of the termination.

In no event may the Option be exercised after the Expiration Date.

6.                                      Transferability of Option and Shares Acquired Upon Exercise of Option.  Except in the case of a Participant’s death by will or by the laws of descent and distribution, the Participant may not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Option or any Owned Shares.  If the Participant sells, transfers, pledges, assigns or otherwise alienates or hypothecates the Option or Owned Shares in breach of this Section 6, the Company will not be required to transfer the Option or Owned Shares on its books or to treat any such transferee as owner of the Option or Owned Shares.

(a)           If the Participant disposes of Owned Shares acquired upon exercise of the Option within two years from the Grant Date or within one year after his or her exercise of the Option, such disposition will disqualify the Option from being treated as an incentive stock option under Code Section 422 and the Plan.

(b)           The Participant represents and warrants to the Company that he or she will notify the Company in writing no later than 10 days following any sale of Owned Shares acquired upon exercise of the Option.

7.                                      Company’s Right of First Refusal and Drag-Along Right.  Under the terms of the Plan, the Company has the right upon receipt of a Transfer Notice to exercise its Right of First Refusal and purchase from the Participant all of the Owned Shares described in the  Transfer Notice.  Upon a Change in Control, the Company has the right to cause the Participant to exercise any vested and unexercised Option and to tender any and all Owned Shares for purchase.  The Participant hereby agrees to be bound by all provisions of the Plan including without limitation the Right of First Refusal and Drag-Along Right in Article 8 thereof.

8.                                      Company’s Right to Purchase upon Involuntary Transfer.  In the event of any transfer by operation of law or other involuntary transfer of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the

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Shares transferred at the Fair Market Value of the Shares on the date of transfer (as determined by the Company).  Upon such a transfer, the Participant shall promptly notify the Company of such transfer.  The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice from the Participant.

9.                                      Securities Law Requirements.  If at any time the Board determines that exercising the Option or issuing Shares would violate applicable securities laws, the Option will not be exercisable, and the Company will not be required to issue Shares.  The Board may declare any provision of this Agreement or action of its own null and void, if it determines the provision or action fails to comply with applicable securities laws.  As a condition to exercise, the Company may require the Participant to make written representations it deems necessary or desirable to comply with applicable securities laws.

10.                               Investment and Taxation Representations.  In connection with the purchase of the Shares, Participant represents to the Company the following:

(a)           Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.  Participant is purchasing the Shares for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933 or under any applicable provision of state law.  Participant does not have any present intention to transfer the Shares to any other person or entity.

(b)           Participant understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.

(c)           Participant further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Participant further acknowledges and understands that the Company is under no obligation to register the securities.

(d)           Participant is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.  Participant understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions.  Notwithstanding this paragraph (d), Participant acknowledges and agrees to the restrictions set forth in paragraph (e) below.

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(e)           Participant further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f)            Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares.  Participant represents that Participant has consulted any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

11.          Restrictive Legends and Stop-Transfer Orders.

(a)           Any certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(b)           The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Participant or other transferee to whom such Shares shall have been so transferred.

(c)           Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its

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transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

12.                               Representations and Warranties.  The Participant represents and warrants to the Company that the Participant has received a copy of the Plan and this Agreement, has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions in all respects.

13.                               Market Stand-Off.  In connection with any underwritten Public Offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Participant shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters.  Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters.  In no event, however, shall such period exceed 180 days.  The Market Stand-Off limitation of this Section 13 shall also apply to any new, substituted, or additional securities, which are distributed with respect to any Shares subject to the Option as a result of a stock dividend, spin-off, stock split or similar transaction affecting the Company’s outstanding securities without receipt of consideration.  The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 13.

14.                               No Obligation to Exercise Option.  Neither the Participant nor his or her transferee is or will be obligated by the grant of the Option to exercise it.

15.                               No Limitation on Rights of the Company.  The grant of the Option does not and will not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

16.                               Plan and Agreement Not a Contract of Employment or Service.  Neither the Plan nor this Agreement is a contract of employment or Service, and no terms of the Participant’s employment or Service will be affected in any way by the Plan, this Agreement or related instruments, except to the extent specifically expressed therein.  Neither the Plan nor this Agreement will be construed as conferring any legal rights of the Participant to continue to be employed or remain in Service, nor will it interfere with any Company Party’s right to discharge the Participant or to deal with the Participant regardless of the existence of the Plan, this Agreement or the Option.

17.                               Participant to Have No Rights as a Stockholder.  Before the date as of which the Participant is recorded on the books of the Company as the holder of any Shares underlying the Option, the Participant will have no rights as a stockholder with respect to such Shares.

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18.                               Notice.  Any notice or other communication required or permitted under this Agreement must be in writing and must be delivered personally, sent by certified, registered or express mail, or sent by overnight courier, at the sender’s expense.  Notice will be deemed given when delivered personally or, if mailed, three days after the date of deposit in the United States mail or, if sent by overnight courier, on the regular business day following the date sent.  Notice to the Company should be sent to MaxPoint Interactive, Inc., 351 Wellesley Trade Lane, Suite 202, Cary, North Carolina, 27519, Attention: Chief Executive Officer.  Notice to the Participant should be sent to the address set forth on the signature page below.  Either party may change the Person and/or address to whom the other party must give notice under this section by giving the other party written notice of such change, in accordance with the procedures described above.

19.                               Special Rules if Participant is a Ten Percent Owner.  Notwithstanding any other provision of this Agreement to the contrary, if the Participant is a Ten Percent Owner of the Company, then the portion of the Option that is an incentive stock option will expire upon the earlier of (i) the Expiration Date, or (ii) the fifth anniversary of the Grant Date.

20.                               Successors.  All obligations of the Company under this Agreement will be binding on and  inure to the benefit of any assignee of or any successor to the Company, whether the existence of the successor results from a Change in Control or otherwise.

21.                               Governing Law.  To the extent not preempted by federal law, this Agreement will be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, without giving effect to its conflict of laws principles.

22.                               Plan Document Controls.  The rights granted under this Agreement are in all respects subject to the provisions set forth in the Plan to the same extent and with the same effect as if set forth fully in this Agreement.  If the terms of this Agreement conflict with the terms of the Plan document, the Plan document will control.

23.                               Amendment of the Agreement.  The Company and the Participant may amend this Agreement only by a written instrument signed by both parties.

24.                               Counterparts.  This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

*          *          *

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IN WITNESS WHEREOF, the Company and the Participant have duly executed this Agreement as of the date first written above.

MAXPOINT INTERACTIVE, INC.

(Participant’s Signature)
By:
Its:	Participant’s Name and Address for notices

SIGNATURE PAGE TO INCENTIVE STOCK OPTION AGREEMENT

OPTION EXERCISE FORM

The undersigned holder of an option to purchase shares of MaxPoint Interactive, Inc. Common Stock pursuant to an Incentive Stock Option Agreement dated as of the Grant Date under the MaxPoint Interactive, Inc. 2010 Equity Incentive Plan hereby exercises his/her Option to purchase                          of such shares, at the Option price of $               per share, in accordance with the terms and conditions of such Option Agreement.

I hereby agree to be bound by all of the provisions of, and to execute any Stockholders Agreement, Voting Agreement, or any related document required by the Company attached hereto as Exhibit A.

Date of Exercise

Signature of Person Exercising Option

Please type or print legibly your name, as you want it to appear on your stock certificate and your address in the space provided below.

Name:

Address:

(Street)

(City)	(State)	(Zip Code)

Please return this completed form to:

Exhibit A

Voting Agreement